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                                                                    EXHIBIT 10.1


                             SYNAPTICS INCORPORATED
                             ----------------------

                        1986 INCENTIVE STOCK OPTION PLAN
                        --------------------------------

                              Adopted July 3, 1986

                   Approved by Shareholders November 11, 1994

                      As Amended Through November 11, 1994

1.    PURPOSE

      (a) The purpose of the Plan is to provide a means by which selected key employees of Synaptics Incorporated (the "Company") and its Affiliates, as defined in subparagraph 1 (b), may be given an opportunity to purchase stock of the Company.

      (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

      (c) The Company, by means of the Plan, seeks to retain the services of persons now holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the options issued under the Plan be incentive stock options as that term is used in Section 422 of the Code.

2.    ADMINISTRATION

      (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; the fair market value of the shares in accordance with subparagraph 5(b) and the number of shares for which an option shall be granted to each such person.

          (ii) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the

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exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan as provided in paragraph 10.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

      (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

      (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one (1) year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

      (e) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

3.    SHARES SUBJECT TO THE PLAN

      (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Two Million Seven Hundred Thousand (2,700,000) shares of the Company's common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may be sold pursuant to outstanding options granted under, the Company's 1986 Supplemental Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or

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otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      (c) An option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined that an option granted under the Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a nonstatutory stock option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an incentive stock option by reason of exceeding such maximum, such option or the applicable portion shall be considered a nonstatutory stock option.

4.    ELIGIBILITY

      (a) Options may be granted only to key employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible for the benefits of the Plan unless such director is also a key employee (including an officer) of the Company or any Affiliate.

      (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number or maximum number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. This subparagraph 4(b) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

      (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

5.    OPTION PROVISIONS

      Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be

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identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

      (a) The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      (b) The term of any option shall not be greater than ten (10) years from the date it was granted, unless subparagraph 4(c) applies in which case such term shall not be greater than five (5) years.

      (c) "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      (d) The exercise price of each option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the option on the date the option is granted, unless subparagraph 4(c) applies to the option in which case the price shall be at least one hundred ten percent (110%) percent of the fair market value.

      (e) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board or the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares that (x) in the case of Shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which such option shall be exercised, (5) authorization for the Company to retain from the total number of shares as to which the option is exercised that number of shares having a Fair Market Value on the date of exercise equal to the


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exercise price for the total number of shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the shares that irrevocably obligates the option holder to take and pay for the shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (f) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

      (g) The total number of shares of stock subject to an option may, but need not, be exercisable in periodic installments (which may, but need not, be equal), provided, however, that each option shall become exercisable at the rate of at least twenty (20%) percent per year over five (5) years from the date the option is granted. From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.

      (h) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

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      (i) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's disability as determined below, in which case the option may, but need not, provide that it may be exercised at any time within twelve (12) months following such termination of employment; or (ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months alter termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

          (i) In the event of termination of an optionee's employment as a result of a disability, optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such option as set forth in the Option Agreement), exercise the option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such optionee's disability does not fall within the meaning of total and permanent disability as set forth in
Section 22(e)(3) of the Code and Optionee fails to exercise the Option within three (3) months of the date of termination, the Option will not qualify for incentive stock option treatment under the Code. To the extent that optionee was not entitled to exercise the option at the date of termination, or if optionee does not exercise such option to the extent so entitled within twelve months
(12) from the date of termination, the option shall terminate.

      (j) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

6.    COVENANTS OF THE COMPANY
      ------------------------

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If,


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after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.    USE OF PROCEEDS FROM STOCK
      --------------------------

      Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.    MISCELLANEOUS

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(f) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

      (b) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible employee or optionee with or without cause.

9.    ADJUSTMENTS UPON CHANGES IN STOCK
      ---------------------------------

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of stock covered by each outstanding option, and the number of shares of stock that have been authorized for issuance under the Plan but as to which no options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the common or any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to an option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the option will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Sale of Assets. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding

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option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the option or to substitute an equivalent option, in which case such option shall terminate upon the consummation of the merger or sale of assets.

10.   AMENDMENT OF THE PLAN
      ---------------------

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company in the degree and manner required under applicable state and federal law and the rule of any stock exchange upon which the stock is listed within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for options under the Plan;

          (ii) Materially modify the requirements as to eligibility for participation in the Plan; or

          (iii) Materially increase the benefits accruing to participants under the Plan.

      (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or options granted under it into compliance therewith.

      (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

11.   TERMINATION OR SUSPENSION OF THE PLAN
      -------------------------------------

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12.   EFFECTIVE DATE OF PLAN
      ----------------------

      The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders

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of the Company as set forth in Section 10(a) and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

13.   INFORMATION TO OPTIONEES AND PURCHASERS
      ---------------------------------------

      The Company shall provide financial statements at least annually to each optionee during the period such optionee has one or more options outstanding, and in the case of an individual who acquired shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.



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
                            FORM OF GRANT AGREEMENT

                                     IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                     TRANSFER OF THIS SECURITY, OR ANY INTEREST
                                     THEREIN, OR TO RECEIVE ANY CONSIDERATION
                                     THEREOF, WITHOUT THE PRIOR WRITTEN CONSENT
                                     OF THE COMMISSIONER OF CORPORATIONS OF THE
                                     STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN
                                     THE COMMISSIONER'S RULES.


                             INCENTIVE STOCK OPTION

 _______________:

      Synaptics Incorporated (the "Company:), pursuant to its 1986 Incentive Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

      The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

      The details of your option are as follows:

      1.   The total number of shares of Common Stock subject to this option is
 ________   (____________________). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

 Number of Shares  (Installment)            Date of Earliest Exercise  (Vesting)
 _________________                          _________________________


 See Attachment for complete vesting schedule.


      2. (a) The exercise price of this option is ($.___) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

         (b) Payment of the exercise price per share is due in full in cash (including check) upon exercise of all or any part of each installment which has become exercisable by you; provided, however, that if at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes an regulations, any be made by delivery of already-owned share of Common Stock, or a Stock (i) shall be valued at its fair market value on the date of exercise, (ii) if originally acquired from the Company, must have been owned by you for at least six (6) months and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

         (c) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of common Stock.



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


      3. The minimum number of shares with respect to which this option may be exercised at any one time is ________ (____________________) except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than ________ (____________________) shares, in which case, as to the exercise of that installment, the number of shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of the option this minimum shall not apply. In no event may this option be exercised for Any number of shares which would required the issuance of anything other than whole shares.

      4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of the i option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

      5. The term of this option commences on the date hereof and , unless sooner terminated as set forth below or in the Plan, terminates on (_______________). Any other provision herein to the contrary notwithstanding, this option shall not be exercisable after the expiration of 10 years from the date such option was granted. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (and defined in the Plan) for any reason or for no reason unless:

      (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422A(c) (7) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or one (1) year following such termination of employment; or

      (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or eighteen (18) months after your death; or

      (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment' or

      (d) exercise of the option within three (3) months after termination of you employment with the Company or with any affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

 However, this option maybe exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.


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

      6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the company may then require pursuant subparagraph 5(f) of he Plan.

      (b)  By exercising this option you agree that:

      (i) the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

      (ii) you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within tow (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

      (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or the securities of the Company during such period (not to exceed one hundred twenty (120) days) following the effective date (the "Effective Date") of the registration statement of the company fled under the Act as may be requested by the Company or the representative of the underwriters; provided, however, that such restriction shall apply only if, on the Effective Date, you are an officer, director, or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledges;
 (ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner of beneficiary, but only to the extent of his proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

      7. This option is not transferable, except by will or by the lass of descent and distribution, and is exercisable during you life on only by you.

      8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

      9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt of , in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the company.

      10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provision of the Plan shall control.

      Dated the ________ day of __________________________, 19_________.

                                Very truly yours,

                                SYNAPTICS INCORPORATED


                                By ___________________________________
                                   Duly authorized on behalf of the
                                   Board of  Directors




                                Optionee________________________________________

                                Address_________________________________________

                                       _________________________________________




Attachments:

      1986 Incentive Stock Option Plan
      Regulation 260.141.11
      Form of Exercise
      Vesting  Schedule

INCENTIVE STOCK OPTION VESTING SCHEDULE



               NUMBER OF SHARES          EARLIEST VESTING DATE







TOTAL

                               SECTION 260.141.11

                    TITLE 10, CALIFORNIA ADMINISTRATIVE CODE

                     RULE 260.141.11 RESTRICTION OF TRANSFER

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)   to the issuer;

          (2)   pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;


          (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

          (5)   to holders of securities of the same class of the same issuer;

          (6)   by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of
                Section 25143 is in effect with respect to such qualifications;

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law or another state; or

          (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii)_ delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code by exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section .

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

            "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

ACKNOWLEDGMENT OF STOCK OPTION
Synaptics, Incorporated



The undersigned:

(a) Acknowledges receipt of the foregoing option and the attachments referenced therein an understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

(b) Acknowledges that as of the date of grant of this option (), it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only:


      NONE ____________________
                  (Initial)


      OTHER _______________________________________________________

            _______________________________________________________

            _______________________________________________________



(c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.







                                    __________________________________
                                                Optionee


                              Address:    ___________________________________

                                          ___________________________________

NOTICE OF EXERCISE                           Date of Exercise:_______________
Synaptics Incorporated
2698 Orchard Parkway
San Jose, CA  95134

Secretary, Board of Directors:

This constitutes notice under the Synaptics Incorporated (the "Company") stock option granted to me on (the "Option" that I elect to purchase the number of shares for the price set forth below:

Type of Option  (Check one)    Incentive______     Supplemental_______


Number of shares as to which the option is exercised:__________________


Certificate to be issued in name of:___________________________________


Total exercise price: _____________ Cash payment delivered herewith:____________


By this exercise, I agree (i) to provide such additional documents as you may required pursuant to the terms of the Company's 1986 Incentive Stock Option Plan or 1986 Supplemental Stock Option Plan, as the case may be, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any relating to the exercise of this Option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this Option that occurs within two (2) years after the date of grant of this Option or within one (1) year after such shares of Common Stock are issued upon exercise of this Option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities: under Rule 701 and Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least three years from the date of sale of the Shares under the Rule 144(k) or until ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701; and that more restrictive conditions apply to affiliates of the Company.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that for a period of 120 days following the effective date of the first registrations statement of the Company covering Common Stock (or other securities) to be sold on its behalf in an under written public offering, I shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by me at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the company who hold securities of the Company or options to acquire securities of the Company enter into similar agreements.


Very truly yours,



Signature_____________________________ Print Name ______________________________